                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                  F O R M  8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of Report
                               September 18, 1997
                               ------------------


                             Solo Serve Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



0-19994                                                               74-2048057
-------                                                               ----------
(Commission File Number)                 (I.R.S. Employer Identification Number)



1610 Cornerway Blvd.
San Antonio, Texas                                                         78219
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


              Registrant's telephone number, including area code:
                                 (210) 662-6262
                                 --------------




                               Page 1 of 5 Pages

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         a. On September 18, 1997, Solo Serve Corporation (the "Company") dismissed Price Waterhouse LLP as its independent accountants. The dismissal was approved by the Audit Committee and the Company's Board of Directors.
Price Waterhouse LLP's reports on the financial statements for the two most recent fiscal years did not contain an adverse opinion, disclaimer of opinion, qualification or modification as to uncertainty, audit scope or accounting principles, except that such reports included an explanatory paragraph expressing substantial doubt as to the Company's ability to continue as a going concern. Furthermore, during the two most recent fiscal years and through September 18, 1997, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused that firm to make reference to the subject matter of such disagreements in its reports on the financial statements for such years. The Company has requested Price Waterhouse LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated September 23, 1997, is filed as Exhibit 16 to this Form 8-K.

         b. On September 18, 1997, the Company appointed Ernst & Young LLP as its independent accountants. During the two most recent fiscal years and through September 18, 1997, the Company has not consulted with Ernst & Young LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibits are filed as part of this report:

         Number           Document
         ------           --------
         16               Letter of Price Waterhouse LLP dated September 23,
                          1997





                               Page 2 of 5 Pages

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  SOLO SERVE CORPORATION



                                  By:  /s/ Ross E. Bacon
                                     ----------------------------------------
                                       Ross E. Bacon,
                                       Secretary and Chief Financial Officer

Dated:  September 18, 1997





                               Page 3 of 5 Pages

                                 EXHIBIT INDEX


Exhibit No.                       Description
-----------                       -----------
16               Letter of Price Waterhouse LLP dated September 23,
                 1997






                               Page 4 of 5 Pages